EXHIBIT 8(h)(4)

AMENDED SCHEDULE A TO PARTICIPATION AGREEMENT

DATED MAY 1, 2017 (VANGUARD)

SCHEDULE A

TO

PARTICIPATION AGREEMENT

BETWEEN

VANGUARD VARIABLE INSURANCE FUND,

THE VANGUARD GROUP, INC., VANGUARD

MARKETING CORPORATION AND

TRANSAMERICA LIFE INSURANCE COMPANY

DATED

MAY 7, 2001

SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS AND PORTFOLIOS

Revised May 1, 2017

Name of Separate Account and Date Established by Board of Directors	Contract(s) Funded by Separate Account	Portfolios

PFL Corporate Account One August 10, 1998 (1940 Act Exclusion)	Advantage V Variable Adjustable Life Insurance Policy (1933 Act Exempt) Advantage VI Variable Adjustable Life Insurance Policy (1933 Act Exempt)

Balanced Portfolio

Capital Growth Portfolio

Conservative Allocation Portfolio

Diversified Value Portfolio

Equity Income Portfolio

Equity Index Portfolio

Growth Portfolio

High Yield Bond Portfolio

International Portfolio

Mid-Cap Index Portfolio

Moderate Allocation Portfolio

Money Market Portfolio

REIT Index Portfolio

Short-Term Investment-Grade Portfolio

Small Company Growth Portfolio

Total Bond Market Index Portfolio

Total Stock Market Index Portfolio

Transamerica Corporate Separate Account Sixteen June 16, 2003	Advantage X Variable Adjustable Life Insurance Policy	Balanced Portfolio Capital Growth Portfolio Conservative Allocation Portfolio Diversified Value Portfolio Equity Income Portfolio

0307616 FAS/IO

Equity Index Portfolio

Growth Portfolio

High Yield Bond Portfolio

International Portfolio

Mid-Cap Index Portfolio

Moderate Allocation Portfolio

Money Market Portfolio

REIT Index Portfolio

Short-Term Investment-Grade Portfolio

Small Company Growth Portfolio

Total Bond Market Index Portfolio

Total Stock Market Index Portfolio

Transamerica Separate Account R3 November 23, 2009	Advantage R3 Variable Adjustable Life Insurance Policy

Balanced Portfolio

Capital Growth Portfolio

Diversified Value Portfolio

Equity Income Portfolio

Equity Index Portfolio

Growth Portfolio

High Yield Bond Portfolio

International Portfolio

Mid-Cap Index Portfolio

Money Market Portfolio

REIT Index Portfolio

Short-Term Investment-Grade Portfolio

Small Company Growth Portfolio

Total Bond Market Index Portfolio

Total Stock Market Index Portfolio

Separate Account VA B January 19, 1990	Transamerica Advisor EliteSM II Transamerica Advisor EliteSM Variable Annuity Transamerica Variable Annuity I-Share	Equity Index Portfolio International Portfolio Mid-Cap Index Portfolio REIT Index Portfolio Short-Term Investment-Grade Portfolio Total Bond Market Index Portfolio

0307616 FAS/IO

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